Exhibit 99.2
AMENDMENT NO 1
TO
WARRANT ISSUANCE AGREEMENT

Amendment No. 1 (the “Amendment”), dated as of March 25, 2008, to the Warrant Issuance Agreement (the “Agreement”) is made and entered into as of January 30, 2008, by and between eMagin Corporation, a Delaware corporation (the “Company”), and Moriah Capital, L.P., a Delaware limited partnership (the “Lender”).

Capitalized terms not otherwise defined herein have the meaning set forth in the Agreement.

The parties agree as follows:

1. Inclusion of New Warrant and New Warrant Shares.

1.1
References in the Agreement to “Warrant” shall include both (a) Warrant No. 323, dated January 30, 2008, for 750,000 shares of the Company’s common stock, issued to the Lender (the “January Warrant”), and (b) Warrant No. 324, dated March 25, 2008, for 250,000 shares of the Company’s common stock, issued to the Lender, in the form annexed hereto as Exhibit A (the “March Warrant”).

1.2
References in the Agreement to “Warrant Shares” are hereby amended to include both (a) the shares of Company common stock underlying the January Warrant and (b) the shares of Company common stock underlying the March Warrant.

2. Registration Statement – Warrant Shares. Section 3.2 of the Agreement is hereby amended and restated in its entirety to read as follows:

3.2           Registration Statement –Warrant Shares. The Company shall file a Registration Statement  (as defined in the Registration Rights Agreement) for the  shares of common stock underlying the Warrant (the “Warrant Shares”) no later than April 29, 2008 (such deadline referred to as the “Warrant Shares Filing Date”), with an Effectiveness Date (as defined in the Registration Rights Agreement) no later than one hundred twenty (120) days from the Warrant Shares Filing Date.”

3.           Closing; Deliveries.

3.1
Closing Obligations of Company. On or prior to the date hereof, the Company shall have taken and shall take all actions necessary to issue the March Warrant to Lender and to consummate the transactions contemplated hereby, including, without limitation, delivery or causing to be delivered to Lender on the date hereof the following:

(i)	The March Warrant, duly executed and delivered by the Company;

(ii)	An amendment to the Loan Agreement relating to certain waivers requested by the Company, in form and substance satisfactory to Lender; and

(iii)	such other certificates, documents, receipts and instruments as Lender or its legal counsel may reasonably request.

3.2	Closing Obligations of Lender. On or prior to the date hereof, Lender shall have taken and shall take all actions necessary for consummation by Lender of the transactions contemplated hereby.

4.           Remaining Provisions of Agreement Unchanged. Except as set forth herein, the Agreement is unmodified and shall remain in full force and effect.

5.           Waiver.   Lender hereby confirms that the execution of this Amendment shall serve as Lender’s waiver of any claim that may have otherwise been made against the Company because the Registration Statement was not filed within thirty days of January 30, 2008 (the “Original Filing Date”), including any liquidated damages on account thereof, and hereby confirms that an Event of Default did not occur because the Registration Statement was not filed by the Original Filing Date.

6.     Execution of this Amendment.  This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

[SIGNATURE PAGE FOLLOWS]

 IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Warrant Issuance Agreement as of the date set forth in the first paragraph hereof.

EMAGIN CORPORATION

By:	/s/ Michael D. Fowler
Michael D. Fowler
Interim Chief Financial Officer

MORIAH CAPITAL L.P.

By: Moriah Capital Management, L.P., General Partner

By: Moriah Capital Management, GP, LLC, General Partner

By:	/s/ Alexandre Speaker
Name: Alexandre Speaker
Title: Manager

EXHIBIT A

FORM OF MARCH WARRANT

[ATTACHED]

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